CBC HOLDING COMPANY
                                                                    EXHIBIT 31.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
                    FOR THE THREE MONTHS ENDED MARCH 31, 2006

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     In connection with the Quarterly Report of CBC Holding Company (the "Company") on Form 10-QSB for the period ending March 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George
M. Ray, President, Chief Executive Officer and acting Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) To the best of my knowledge, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


May  15,  2006

/s/  George  M.  Ray
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George  M.  Ray
President  /  Chief  Executive  Officer